Exhibit 10.10.1

CONOCOPHILLIPS
KEY EMPLOYEE SUPPLEMENTAL RETIREMENT PLAN
2020 AMENDMENT AND RESTATEMENT

The ConocoPhillips

Key Employee

Supplemental Retirement

Plan (“KESRP”)

is hereby
amended

and

restated

effective

as

of

January

1,

2020

(except

where

another

date

is
specified herein with regard to a particular provision).

Immediately

prior

to

effectiveness

of

this

2020

Amendment

and

Restatement,

KESRP
was

and

remains

subject

to

the

2012

Restatement

of

the

Key

Employee

Deferred
Compensation Plan

of ConocoPhillips,

Title

II, which

was effective

as of.

the "Effective
Time"

defined in

the Employee

Matters Agreement

by and

between ConocoPhillips

and
Phillips

66

(the

"Effective

Time")

and

conditioned

on

the

occurrence

of

the
"Distribution"

defined

in

such

Employee

Matters

Agreement

(the

"Distribution"),
together

with

the

First

Amendment

to

ConocoPhillips

Key

Employee

Supplemental
Retirement

Plan

(2012

Restatement),

effective

September

1,

2015,

and

the

Second
Amendment

to

ConocoPhillips

Key

Employee

Supplemental

Retirement

Plan

(2012
Restatement), effective April 1, 2016.

Preamble

The

purpose

of

the

ConocoPhillips

Key

Employee

Supplemental

Retirement

Plan

(the
"Plan")

is

to

attract

and

retain

key

employees

by

providing

them

with

supplemental
retirement benefits.

The Plan

is sponsored

and maintained by

ConocoPhillips Company.

The

Plan

is

intended

to

be

and

shall

be

administered

in

part

as

an

unfunded

pension
excess

benefit

plan

within

the

meaning

of

ERISA

Section

3(36)

and

in

part

as

“a

plan
which

is

unfunded

and

is

maintained

by

an

employer

primarily

for

the

purpose

of
providing

deferred

compensation

for

a

select

group

of

management

or

highly
compensated employees” within the meaning of sections

201(2), 301(a)(3), and 401(a)(1)
of

ERISA.

Notwithstanding

any

other

provision

of

this

Plan,

this

Plan

shall

be
interpreted, operated, and administered in a manner consistent with these intentions.

Exhibit 10.10.1

PRE-AMERICAN JOBS CREATION

ACT OF 2004
GRANDFATHERED

PROVISIONS

Benefits

under

this

Plan,

formerly

called

the

Key

Employee

Supplemental

Retirement
Plan

of

Phillips

Petroleum

Company

(the

“Phillips

Plan”),

that

commenced

prior

to
January

1,

2005

(“AJCA-grandfathered

benefits”),

shall

be

subject

exclusively

to

the
terms

and

conditions

of

the

Phillips

Plan

in

effect

on

or

before

October

3,

2004.

No
change

in

the

ConocoPhillips

Retirement

Plan

adopted

subsequent

to

such

date

and

no
change

in

the

Phillips

Plan

or

in

the

ConocoPhillips

Key

Employee

Supplemental
Retirement

Plan

adopted

after

such

date

shall

apply

to

an

AJCA-grandfathered

benefit.

Provided,

however,

for

purposes

of

this

paragraph,

benefits

shall

be

deemed

to

have
commenced

prior

to

January

1,

2005,

and

shall

be

AJCA-grandfathered

benefits

if

the
relevant corporate officer

or committee approved

the Employee’s

petition regarding time
and

form

of

payment

before

January

1,

2005,

even

if

the

benefits

commenced

after
December 31,

2004.

The “relevant

corporate officer

or committee”

means the

person or
persons with the authority under the Phillips

Plan to approve a petition regarding the time
and form of payment.

SECTION I. Definitions
Terms used in

this Plan shall have the same meaning they have in the relevant Title of the
ConocoPhillips Retirement Plan if they are not otherwise specifically defined herein.
As used in this Plan:
(a)

"Beneficiary"

shall

mean

a

person

or

persons

or

the

trustee

of

a

trust

for

the
benefit

of

a

person

designated

by

a

Participant

to

receive,

in

the

event

of

death,
any

unpaid

portion

of

a

Participant's

Benefits

from

this

Plan,

as

provided

in
Section III.
(b)

"Benefit" shall mean an obligation of the Company to pay amounts from the Plan.
(c)

"Board"

shall

mean

the

board

of

directors

of

the

Company,

as

it

may

be
comprised from time to time.

Exhibit 10.10.1

(d)

"Code" shall

mean the

Internal Revenue

Code of

1986, as

amended from

time to
time, or any successor statute.
(e)

"Committee" shall

mean the

Nonqualified Plans

Benefit Committee

as appointed
from

time

to

time

by

the

Board;

provided,

however,

that

until

a

successor

is
appointed by

the Board,

the individual

serving as

the Company’s

Vice

President
with responsibility over human resources shall be sole member of the Committee.
(f)

"Company" shall mean

ConocoPhillips Company,

a Delaware corporation,

or any
successor corporation.

The Company is a subsidiary of ConocoPhillips.
(g)

"ConocoPhillips"

shall

mean

ConocoPhillips,

a

Delaware

corporation,

or

any
successor

corporation.

ConocoPhillips

is

a

publicly

held

corporation

and

the
parent of the Company.
(h)

"Controlled

Group" shall mean ConocoPhillips and its Subsidiaries.
(i)

"Employee"

shall

mean

a

person

who

is

an

active

participant

or

a

terminated
vested participant in the Retirement Plan.
(j)

"ERISA"

shall

mean

the

Employee

Retirement

Income

Security

Act

of

1974,

as
amended from time to time, or any successor statute.
(k)

“Final

Average

Earnings”

shall

mean

“final

average

earnings”

as

that

term

is
defined in Title I of the ConocoPhillips Retirement Plan.
(l)

"Incentive

Compensation

Plan"

shall

mean

the

Incentive

Compensation

Plan

of
Phillips Petroleum Company,

the Annual Incentive Compensation Plan of Phillips
Petroleum Company,

the Variable

Cash Incentive Program

of ConocoPhillips,

or
successor plans or programs,

or all, as the context may require.
(m)

"KEDCP"

shall

mean

the

Key

Employee

Deferred

Compensation

Plan

of
ConocoPhillips or a successor plan.
(n)

"MSBP"

shall

mean

the

Burlington

Resources

Inc.

Management

Supplemental
Benefits Plan (or any successor plan thereto).
(o)

"Participant"

shall

mean

an

Employee

who

is

eligible

to

receive

a

benefit

from
this

Plan,

whether

as

an

active

participant

who

is

currently

employed

by

a
member

of

the

Controlled

Group

or

as

a

terminated

vested

participant

who

was
previously employed by a member of the Controlled Group.

Exhibit 10.10.1

(p)

"Participating

Subsidiary"

shall

mean

a Subsidiary

that

has

adopted

one

or more
plans making Participants eligible for participation in this Plan.
(q)

"Plan"

shall

mean

the

ConocoPhillips

Key

Employee

Supplemental

Retirement
Plan,

the

terms

of

which

are

stated

in

and

by

this

document.

The

Plan

is
sponsored and maintained by the Company.
(r)

"Plan Administrator" shall mean the Committee.
(s)

"Plan-age 55"

shall mean

the first

of the

calendar month

after an

Employee’s

age
55

or,

if

earlier,

the

date

the

applicable

title

of

the

Retirement

Plan

treats

the
Employee as being age 55.
(t)

"Plan Year"   shall mean January 1 through December 31.
(u)

"Restricted

Stock"

shall

mean

shares

of

Stock

which

have

certain

restrictions
attached

to

the

ownership

thereof.

It

shall

also

include

restricted

stock

units,

if
applicable,

being

units

each

of

which

shall

represent

a

hypothetical

share

of
Stock,

which

have

certain

restrictions

attached

to

the

ownership

thereof

or

the
delivery of shares pursuant thereto.
(v)

"Retirement

Plan"

shall

mean

the

ConocoPhillips

Retirement

Plan,

which

is
qualified under Code Section 401(a).
(w)

"Salary"

shall

mean

the

monthly

equivalent

rate

of

pay

for

an

Employee

before
adjustments for any before-tax voluntary reductions.
(x)

"Schedule

A

Employee"

shall

mean

an

Employee

whose

name

appears

in
Schedule A attached to and made a part of this Plan.
(y)

"Schedule

B

Employee"

shall

mean

an

Employee

whose

name

appears

in
Schedule B attached to and made a part of this Plan.
(z)

"Schedule

C

Employee"

shall

mean

an

Employee

whose

name

appears

in
Schedule C attached to and made a part of this Plan.
(aa)

"Separation from

Service" shall

mean the

date on

which the

Participant separates
from

service

with

the

Controlled

Group

within

the

meaning

of

Code

section
409A,

whether

by

reason

of

death,

disability,

retirement,

or

otherwise.

In
determining Separation

from Service,

with regard

to a

bona fide

leave of

absence
that is

due to

any medically

determinable physical

or mental

impairment that

can
be expected to result in

death or can be expected

to last for a continuous

period of

Exhibit 10.10.1

not

less

than

six

months,

where

such

impairment

causes

the

Employee

to

be
unable

to

perform

the

duties

of

his

or

her

position

of

employment

or

any
substantially similar

position of

employment, a

29-month period

of absence

shall
be

substituted

for

the

six-month

period

set

forth

in

section

1.409A-1(h)(1)(i)

of
the

regulations

issued

under

section

409A

of

the

Code,

as

allowed

thereunder.

For purposes

of this

Plan, Separation

from Service

shall not

include a

separation
caused by death.
(bb)

"Stock" means shares of common stock of ConocoPhillips, par value $.01.
(cc)

"Subsidiary"
shall mean

any corporation

or other

entity that

is treated

as a

single
employer

with

ConocoPhillips

under section

414(b),

(c),

or

(m)

of

the

Code.

In
applying section

1563(a)(1), (2),

and (3)

of the

Code for

purposes of

determining
a

controlled

group

of

corporations

under

section

414(b)

of

the

Code

and

for
purposes of

determining trades

or businesses

(whether or

not incorporated)

under
common

control

under

regulation

section

1.414(c)-2

for

purposes

of

section
414(c) of the Code, the language

“at least 80%” shall

be used without substitution
as allowed under regulations pursuant to section 409A of the Code.
(dd)

"Title

I"

shall

mean

Title

I

of

the

ConocoPhillips

Retirement

Plan

(Phillips
Retirement Income Plan).
(ee)

"Title II"

shall mean Title II of the ConocoPhillips Retirement Plan (Cash Balance
Account).
(ff)

"Title

III"

shall

mean

Title

III

of

the

ConocoPhillips

Retirement

Plan

(Tosco
Pension Plan).
(gg)

"Title IV" shall

mean Title

IV of the ConocoPhillips

Retirement Plan (Retirement
Plan of Conoco).
(hh)

"Total

Final Average

Earnings" shall mean

the sum of:

(i) the average of

the high
3

consecutive

Annual

Earnings,

(including

any

increases

under

Section
II(b)(i)(bb), (ee), (ff)

and (gg) of

this Plan, but

excluding Incentive Compensation
Plan

awards

and

any

increases

under

Section

II(b)(i)(aa),

(cc),

and

(dd)

of

this
Plan), paid or

deemed to be

paid in the

Employee’s

final eleven calendar

years of
employment

with

the

Company

or

a

Participating

Subsidiary

including

the
calendar

year

in

which

the

Employee’s

last

date

of

employment

with

the

Exhibit 10.10.1

Company or

a Participating

Subsidiary occurs;

plus (ii)

the average

of the

high 3
Incentive

Compensation

Plan

awards

(including

any

increases

under

Section
II(b)(i)(aa),

(cc),

or

(dd)

of

this

Plan,

but

excluding

any

increases

under

Section
II(b)(i)(bb),

(ee),

(ff)

and

(gg)

of

this

Plan)

paid

or

deemed

to

be

paid

in

the
Employee’s

final

eleven

calendar

years

of

employment

with

the

Company

or

a
Participating Subsidiary including

the calendar year

in which the

Employee’s

last
date

of

employment

with

the

Company

or

Participating

Subsidiary

occurs.
Provided,

however,

in

determining

Total

Final

Average

Earnings,

an

Incentive
Compensation

Plan

award

(and

any

increases

under

the

provisions

of

Section
II(b)(i)

cited

above)

shall

be

taken

into

consideration

only

if

the

Employee

to
whom

such

award

or

increase

applies,

was

at

the

time

of

the

award

or

increase,
classified

in

a

ConocoPhillips

salary

grade

19

or

above

job

or

any

equivalent
salary grade of Phillips Petroleum Company.
(ii)

"Trustee"

shall mean

the trustee

of the

grantor trust

established for

this Plan

by a
trust agreement between the Company and the trustee, or any successor trustee.

SECTION II.

Plan Accrued Benefit.
(a)

An

Employee

shall

be

entitled

to

payments

under

this

Plan

based on

an

accrued
benefit with

the following

components: (i)

his Title

I-related accrued

benefit, (ii)
his

Title

II-related accrued

Benefit,

(iii)

his

Title

III-related

accrued

benefit

(but
only with regard to an Employee who, on or after July

1, 2007, performed an hour
of

service

under

Title

III),

and

(iv)

his

Title

IV-related

accrued

benefit,

each

as
defined below.

An Employee

shall be

entitled to

payments under this

Plan to

the
same extent he is vested in his respective component under the Retirement Plan.
(b)

“Title I-related accrued benefit shall mean the sum of (i), (ii), and (iii) below:
(i)

The difference

between the

Employee’s

total accrued

benefit under Title

I
and

his

actual

accrued

benefit

under

Title

I.

For

this

purpose,

an
Employee’s

“total accrued

benefit under

Title

I” is

the accrued

benefit he
would have if

his accrued

benefit under Title

I were determined

under the
terms of Title I but with the following modifications:

Exhibit 10.10.1

(aa)

Include

in

Annual

Earnings

an

award

under

the

Incentive
Compensation

Plan

which

the

employee

deferred

under

the

terms
of the

KEDCP.

Include such

award in

the calendar

year in

which
the award would have been

paid to the Employee

if it had not been
deferred.
(bb)

Include in Annual Earnings salary that would have been paid

to the
Employee

but

for

the

fact

that

he

voluntarily

elected

to

defer
receipt

of

that

salary

under

the

terms

of

KEDCP.

Include

the
deferred

salary

in

Annual

Earnings

in

the

calendar

year

in

which
the salary would have been paid had it not been deferred.
(cc)

Include in Annual Earnings

the initial value

of a restricted stock

or
restricted stock unit award under

the Incentive Compensation Plan.

Include

that

value

in

Annual

Earnings

in

the

calendar

year

in
which the award was granted.
(dd)

Include

in

Annual

Earnings

the

value

of

any

special

award
specified by the Committee under the

terms of the special

award to
be included for

Annual Earnings purposes

under Title

I in the

year
in

which

any

applicable

restrictions

on

the

award

lapse

or,

if
deferred,

in

the

year

in

which

any

applicable

restrictions

would
have lapsed absent an election to defer.
(ee)

Disregard the

limitations on

compensation related

to Code

section
401(a)(17).
(ff)

Disregard the limitation on benefits related to Code section 415.
(gg)

If

an

Employee

is

eligible

to

receive

benefits

under

the
ConocoPhillips

Executive

Severance

Plan

or

under

the
ConocoPhillips Key

Employee Change in

Control Severance

Plan,
include in

Annual Earnings

an amount

determined by

dividing the
Employee’s Salary

by 4.3333 times

the number of weeks

or partial
weeks

from

the

date

the

Employee’s

employment

ends

with

the
Employer to the end of

that calendar year.

Provided, however, this
subsection

(gg)

shall

be

disregarded

to

the

extent

the

benefit

Exhibit 10.10.1

created

solely

by

operation

of

this

subsection

(gg)

is

provided
under the terms of Title I.
(hh)

With regard

to a Schedule

B Employee, determine

service credited
for purposes of benefit

accrual as if time

served while on a

Canada
payroll

were

time

served

on

a

United

States

payroll;

provided,
however, that,

if benefit accrual

is at any

time frozen under

Title I,
no further

service shall

be credited

from the

time such

freeze shall
become effective.
(ii)

In

the

case

of

an

Employee

who

terminated

employment

on

or
after

February

8,

1993,

the

Title

I-related

accrued

benefit

shall
include

an

additional

supplemental

accrued

benefit

calculated
under

the

terms

of

Title

I,

but

disregarding

the

limitation

on
compensation

that

is

taken

into

account,

using

as

final

average
earnings

the

difference,

if

any,

between

the

Total

Final

Average
Earnings and the Final Average Earnings used in Title

I.
(ii)

The Title

I-related accrued

benefit shall

also include

any benefit

provided
under Section IV

of this Plan.
(c)

“Title

II-related

accrued

benefit”

shall

mean

the

difference

between

the
Employee’s

total

accrued

benefit

under

Title

II

and

his

actual

accrued

benefit
under Title

II.

For this purpose,

an Employee’s

“total accrued benefit

under Title
II” is the

accrued benefit

he would have

if his accrued

benefit under Title

II were
determined under the terms of Title II but with the following modifications:
(i)

Include

in

Annual

Earnings

an

award

under

the

Incentive

Compensation
Plan

which

the

Employee

deferred

under

the

terms

of

the

KEDCP.

Include

such

award

in

the

calendar

month

and

year

in

which

the

award
would have been paid to the Employee if it had not been deferred.
(ii)

Include

in

Annual

Earnings

salary

that

would

have

been

paid

to

the
employee but for the fact that he voluntarily

elected to defer receipt of that
salary under

the terms

of KEDCP.

Include the

deferred salary

in

Annual
Earnings

in

the

calendar

month

and

year

in

which

the

salary

would

have
been paid had it not been deferred.

Exhibit 10.10.1

(iii)

Include

in

Annual

Earnings

the

initial

value

of

a

restricted

stock

or
restricted

stock

unit

award

under

the

Incentive

Compensation

Plan.

Include that

value in

Annual Earnings

in the

calendar month

and

year in
which the award was granted.
(iv)

Include in Annual Earnings the value of any special award specified by the
Committee under the terms

of the special award

to be included for

Annual
Earnings

purposes

under

Title

II

in

the

year

in

which

any

applicable
restrictions

on

the

award

lapse

or,

if

deferred,

in

the

year

in

which

any
applicable restrictions would have lapsed absent an election to defer.
(v)

Disregard

the

limitation

on

compensation

related

to

Code

section
401(a)(17).
(vi)

Disregard the limitation on benefits related to Code section 415.
(d)

“Title

III-related

accrued

benefit”

shall

mean

the

difference

between

the
Employee’s

total

accrued

benefit

under

Title

III

and

his

actual

accrued

benefit
under Title III.

For this purpose, an Employee’s

“total accrued benefit under Title
III” is the

benefit he would

have if his

accrued benefit were

determined under the
provisions of Title III but with the following modifications:
(i)

Include

in

Compensation

salary

that

would

have

been

paid

to

the
Employee

but

for

the

fact

that

he

voluntarily

elected

to

defer

receipt

of
that

salary

under

the

terms

of

KEDCP

or

a

similar

predecessor

program
but

only

if

such

salary

is

not

included

in

Compensation

for

purposes

of
calculating

the

Title

III

accrued

benefit

due

to

the

election

to

defer.

If
applicable,

include

the

deferred

salary

in

the

calendar

month

and

year

in
which the salary would have been paid had it not been deferred.
(ii)

Disregard

the

limitation

on

compensation

related

to

Code

section
401(a)(17).
(iii)

Disregard the limitation on benefits related to Code section 415.
(e)

“Title

IV-related

accrued

benefit”

shall

mean

the

difference

between

the
Employee’s

total

accrued

benefit

under

Title

IV

and

his

actual

accrued

benefit
under Title IV.

For this purpose, an Employee’s “total accrued benefit under

Title

Exhibit 10.10.1

IV” is the benefit

he would have if

his accrued benefit

were determined under

the
provisions of Title IV but with the following modifications:
(i)

Include

in

Compensation

salary

that

would

have

been

paid

to

the
Employee

but

for

the

fact

that

he

voluntarily

elected

to

defer

receipt

of
that

salary

under

the

terms

of

KEDCP

or

a

similar

predecessor

program
but

only

if

such

salary

is

not

included

in

Compensation

for

purposes

of
calculating

the

Title

IV

accrued

benefit

due

to

the

election

to

defer.

If
applicable,

include

the

deferred

salary

in

the

calendar

month

and

year

in
which the salary would have been paid had it not been deferred.
(ii)

Include

in

Compensation

any

Incentive

Compensation

Plan

award

that
would have

been paid

to the

Employee but

for the

fact that

he voluntarily
elected

to

defer

receipt

of

that

award

under

the

terms

of

KEDCP

or

a
similar

predecessor

program

but

only

if

such

award

is

not

included

in
Compensation for purposes of

calculating the Title

IV accrued benefit due
to

the

election

to

defer.

If

applicable,

include

the

deferred

award

in

the
calendar month

and year

in which

the award

would have

been paid

had it
not been deferred.
(iii)

Include in

Compensation

the

value

of

any

special

award specified

by

the
Committee

under

the

terms

of

the

special

award

to

be

included

for
compensation

purposes

under Title

IV

in

the

calendar

month

and

year

in
which any

applicable restrictions

on the

award lapse or,

if deferred,

in the
calendar month

and year

in which

any applicable

restrictions would

have
lapsed absent an election to defer.
(iv)

Disregard

the

limitation

on

compensation

related

to

Code

section
401(a)(17).
(v)

Disregard the limitation on benefits related to Code section 415.
(vi)

With

regard

to

a

Schedule

B

Employee,

determine

service

credited

for
purposes

of

benefit

accrual

as

if

time

served

while

on

a

Canada

payroll
were

time

served

on

a

United

States

payroll;

provided,

however,

that,

if
benefit accrual is at any time frozen under Title IV,

no further service shall
be credited from the time such freeze shall become effective.

Exhibit 10.10.1

(f)

Each of the components of the

accrued benefit under this Plan

(the Title I-related
accrued

benefit,

the

Title

II-related

accrued

benefit,

the

Title

III-related

accrued
benefit,

and

the

Title

IV-related

accrued

benefit)

shall

be

expressed as

a

straight
life

annuity

starting

at

the

age

that

is

the

normal

retirement

age

under

the
applicable title of the Retirement Plan in accordance with the following rules:
(i)

If the annuity

starting date

for the relevant

Retirement Plan

benefit occurs
on or before

the required

commencement date

under this

Plan, the

Title

I-
related

accrued

benefit,

the

Title

II-related

accrued

benefit,

the

Title

III-
related

accrued

benefit,

or

the

Title

IV-related

accrued

benefit,

as

is
applicable,

shall

first

be

calculated

as

of

the

Retirement

Plan

annuity
starting date related

to that

component benefit and

then shall be

converted
actuarially

to

a

straight

life

annuity

payable

at

age

65

applying

actuarial
assumptions

that

are

consistent

with

the

relevant

Title

of

the

Retirement
Plan.

The component accrued benefit

so calculated shall not

be increased
or decreased based on subsequent events.
(ii)

If the annuity starting date

for the relevant Retirement Plan

benefit has not
occurred

on

or

before

the

required

commencement

date

under

this

Plan,
the Title

I-related accrued

benefit, the

Title

II-related accrued

benefit, the
Title III-related

accrued benefit, or

the Title

IV-related

accrued benefit,

as
is applicable, shall

be calculated

as if

the relevant

Retirement Plan benefit
had an annuity

starting date

and a form

of payment

that is

the same as

the
required commencement

date

and

form

of

payment

under this

Plan.

The
resulting

component

benefit

shall

then

be

converted

actuarially

to

an
equivalent

straight

life

annuity

starting

at

age

65,

and

the

component
accrued benefit so calculated shall be the component accrued benefit under this

Plan

and

shall

not

be

increased

or

decreased

based

on

subsequent
events.
(g)

The

component

accrued

benefit

described

in

subsection

(f)

above

shall

be
converted

to

the

actual

benefit

paid

under

this

Plan

applying

the

methodology
specified in the applicable title of the Retirement Plan.

For this purpose, the terms
of the

applicable title

of the

Retirement Plan

are those

in effect

as of

the annuity

Exhibit 10.10.1

starting date

used in

this Plan.

If the

applicable title

of the

Retirement Plan

does
not provide a

methodology,

a reasonable methodology,

as determined by

the Plan
Administrator, shall be used.

SECTION III.

DEATH

BENEFIT
(a)

If a Schedule A Employee chooses a 50% joint and survivor annuity and dies after the annuity

starting date

of that

benefit, the

spouse beneficiary

will be

entitled to
payments

under

this

Plan

that

are

50%

of

the

payments

due

the

Schedule

A
Employee under this Plan during his lifetime.
(b)

If

an

Employee

who

is

not

a

Schedule

A

Employee

dies

prior

to

the

date

his
accrued

benefit

under

this

Plan

would

otherwise

commence,

this

Plan

shall
provide

a

death

benefit

if

the

applicable

title

of

the

Retirement

Plan

provides

a
death benefit

under that

circumstance. Any

death benefit

under this

Plan shall

be
paid in a lump sum

on the first day of the

first calendar month after death.

If there
is a delay in payment

of the lump sum,

regardless of the reason, the

Plan shall not
make an

adjustment to

reflect the

time value

of

money.

In the

case of

a

Title

I-
related

accrued

benefit

for

an

Employee

who

terminated

employment

before
September 1, 2004,

the death benefit,

if any,

shall be converted

to a present

value
and paid

to the

surviving spouse.

Except as

described in

the preceding

sentence,
the

death

benefit

shall

be

the

present

value

of

the

Employee’s

entire

accrued
benefit under this Plan payable in accordance with the following rules:
(i)

The

present

value

shall

be

paid

to

the

Employee’s

named

primary
Beneficiary

or

Beneficiaries

or,

if

applicable,

to

the

Employee’s

named
contingent Beneficiary

or Beneficiaries

if the

Beneficiary or

Beneficiaries
were named in a manner acceptable to the Plan Administrator.
(ii)

If

the

Employee

had

not,

prior

to

his

death,

named

any

Beneficiary

in

a
manner

acceptable

to

the

Plan

Administrator,

the

present

value

shall

be
paid to the Employee’s estate.
(iii)

The

present

value

shall

be

paid

in

a

lump

sum

and

shall

be

calculated
using

the

first

of

the

month

after

death

as

the

annuity

starting

date

and

Exhibit 10.10.1

applying

the

rules

described

in

Section

II(f)

and

(g)

of

this

Plan

for
determining the amount to be paid.
(iv)

If

a

beneficiary

makes

a

“qualified

disclaimer”

as

that

term

is

defined

in
section

2518

of

the

Code,

and

the

Plan

Administrator

receives

a

copy

of
the

disclaimer

within

9

months

after

the

employee’s

death

and

before
payment of the death benefit under this Plan, at the place designated by the
Plan

Administrator,

the

Plan

will

be

administered

as

if

the

disclaiming
beneficiary had died before the Employee.

SECTION IV.

Special Provisions for Certain Heritage Employees
(a)

Special

Provision

for

Former

ARCO

Alaska

Employees.

Notwithstanding

any
provisions

to

the

contrary,

in

order

to

comply

with

the

terms

of

the

Board
approved Master Purchase

and Sale Agreement

(“Sale Agreement”) by

which the
Company

acquired

certain

Alaskan

assets

of

Atlantic

Richfield

Company,

Inc.
(“ARCO”), the following supplemental payments will be made:
(i)

The

payments

which

would

have

been

received

under

Article

XXIV

–
ARCO

Flight

Crew

of

Title

I of

the

Retirement

Plan

for

those

who

were
classified

as

an

Aviation

Manager,

Chief

Pilot,

Assistant

Chief

Pilot,
Captain

or

Reserve

Captain

as

of

July

31,

2000

if

they

had

been

eligible
for those

benefits under

Title

I of

the Retirement

Plan, except

that if

they
receive

a

limited

social

security

makeup

benefit

from

Title

I

of

the
Retirement Plan it will be offset from the benefit payable from the Plan.
(ii)

A

final

ARCO

Supplemental

Executive

Retirement

Plan

(SERP)

benefit
will

be

calculated

at

the

earlier

of

the

time

an

Employee

who

had

an
ARCO

SERP

benefit

terminates

employment

or,

2

years

following

the
ARCO/BP

Amoco p.l.c.

merger,

April

17, 2002

(“calculation date”).

The
SERP benefit attributable to service through July 31, 2000 shall be paid by
BP Amoco

p.l.c. and

the difference

shall be

paid by

this Plan.

The SERP
calculation will be done

as if the Employee

had continued to participate

in
the

Atlantic

Richfield

Retirement

Plan

and

SERP

up

to

the

calculation
date. The ARCO Annual Incentive Plan (AIP) amount used will be:

Exhibit 10.10.1

(A)

If

the

Employee

terminates

employment

involuntarily

prior

to
April

17,

2002,

the

highest

of

the

actual

AIP

in

the

last

3

years
including

the

AIP

target

payment

amount

for

years

after

1999

or
the

payment

received

under

Phillips

Annual

Incentive
Compensation Plan.
(B)

If the

Employee terminates

employment voluntarily

prior to

April
17,

2002,

or

if

the

calculation

is

made

as

of

April

17,

2002,

then
the AIP will include the highest 3 year average using

the highest of
the

actual

AIP,

the

AIP

target

payment

amount

for

years

after
1999,

or

the

payment

received

under

Phillips

Annual

Incentive
Compensation

Plan.

Any

benefit

paid

by

this

Plan

under

this
Section

IV(b)(ii)

and

the

SERP

benefit

paid

by

BP

Amoco

p.l.c.
shall offset the benefit payable from this Plan.
(b)

Special Provision

for Select

Heritage Burlington

Resources Employees

in Canada.

With regard to the employees listed on Schedule C, the following shall apply:
(i)

The Schedule C Employee will become a Participant in the Plan, solely for the

purpose

of

providing

a

further

benefit

(the

“Additional

Benefit”),
calculated

in

accordance

with

the

provisions

of

this

subsection

IV(b).

Payment of

the Additional

Benefit shall

be made

at the

same time

and in
the

same

form

as

the

benefits

paid,

or

payable,

under

the

MSBP

with
regard to Non-Grandfathered Benefits, as that term is used in the MSBP.
(ii)

Additional Benefit

shall mean

the difference

between the

Putative MSBP
Benefit and the Offsetting Benefits, both as described below.

The Putative
MSBP

Benefit

shall

mean

the

difference

between

the

Schedule

C
Employee’s

total

accrued

benefit

under

Title

VI

of

the

CPRP

and

his
actual

accrued

benefit

under

Title

VI.

For

this

purpose,

a

Schedule

C
Employee’s

“total

accrued

benefit

under

Title

VI”

is

the

accrued

benefit
he would have if his accrued benefit under Title

VI were determined under
the terms of Title VI but with the following modifications:

Exhibit 10.10.1

(A)

Include

in

Annual

Earnings

any

compensation

included

under

the
MSBP,

including

it

in

the

calendar

year

to

which

it

would

have
been credited under the MSBP.
(B)

Disregard the

limitations on

compensation related

to Code

section
401(a)(17).
(C)

Disregard the limitation on benefits related to Code section 415.
(D)

Determine

service

credited

for

purposes

of

benefit

accrual

by
taking

into

account

any

service

granted

to

the

Schedule

C
Employee

and

any

benefit

formula

adjustments

required

by

an
employment

contract

with

the

Employer;

provided,

further,

that
with regard

to a

Schedule C

Employee, determine

service credited
for purposes of benefit

accrual as if time

served while on a

Canada
payroll

were

time

served

on

a

United

States

payroll;

provided,
however,

that,

if

benefit

accrual

is

at

any

time

frozen

under

Title
VI,

no

further

service

shall

be

credited

from

the

time

such

freeze
shall become effective.

Furthermore,

in

determining

the

Additional

Benefit,
paragraphs

(f)

and

(g)

of

Section

II

of

the

Plan

shall

apply;
provided, that,

such paragraph

(f) shall

be construed

as if

the Title
VI

related

benefit

described

in

this

paragraph

were

among

the
CPRP Titles listed in such paragraph (f).
(iii)

The Offsetting

Benefits shall

mean any

benefit, other

than the

Additional
Benefit,

provided

to

the

Schedule

C

Employee

under

a

defined

benefit
plan

of

ConocoPhillips,

including

but

not

limited

to

the

ConocoPhillips
Retirement

Plan

(and

any

successor

plan),

the

ConocoPhillips

Key
Employee

Supplemental

Retirement

Plan

(and

any

successor

plan),

and
the

Burlington

Resources

Inc.

Management

Supplemental

Benefits

Plan
(and any

successor plan);

provided, however,

that a

benefit plan

shall not
be

considered

unless

it

is

subject

to

the

Employee

Retirement

Income
Security Act of 1974, as

amended (ERISA) and is a

“defined benefit plan”
(as defined in section 3(35) of

ERISA), including any such plan regardless

Exhibit 10.10.1

of whether it

might also be

considered an “excess

benefit plan” as

defined
in section 3(36) of ERISA.
Nothing

in

this

subsection

IV(b)

is

intended

to

affect

the

other

operations

or
provisions of the Plan.

If the Schedule C Employee is, under the provisions of the
Plan, otherwise

eligible to

participate in

the Plan,

the Schedule

C Employee

will
do so in accordance with those provisions.

SECTION V.

Payment of Benefits.
(a)

Schedule A Employees
(i)

With

respect

to

a

Schedule

A

Employee,

the

accrued

benefit

under

this
Plan shall

be paid

as a

straight life

annuity for

the life

of the

Schedule A
Employee

commencing

in

December,

2005,

or

if

later,

six

months

after
Separation

from

Service.

The

annuity

starting

date

for

calculating

the
Title I-related and Title

IV-related

component annuity shall be the annuity
starting

date

used

in

determining

the

Schedule

A

Employee’s

Title

I

or
Title

IV benefit,

as

applicable, and

the

Plan shall

pay interest

at a

rate of
3% per

annum on

each delayed

payment from

the annuity

starting date

to
December 1,

2005.

The

annuity starting

date

for

calculating the

Title

II-
related

component

annuity

shall

be

December

1,

2005,

or,

if

later

six
months after Separation from Service.
(ii)

Provided,

however,

notwithstanding

subsection

(a)(i),

a

Schedule

A
Employee has the following choice or choices:
(aa)

A

Schedule

A

Employee

who

is

married

may,

on

or

before
December

1,

2005,

elect,

in

writing,

to

receive

a

50%

joint

and
survivor

annuity

with

the

spouse

as

survivor

commencing

in
December, 2005,

with the

rules regarding

the annuity

starting date
and

the

payment

of

interest

being

as

described

in

subsection

(i)
above; or
(bb)

Any

Schedule

A

Employee

may

elect

on

or

before

December

1,
2005, to

cancel,

in writing,

participation in

this Plan

in which

case
the

Schedule

A

Employee

shall

receive

the

present

value

of

his

Exhibit 10.10.1

entire

accrued

benefit

under

this

Plan

on

or

before

December

31,
2005,

and

shall

thereafter

have

no

rights

or

benefits

under

this
Plan.

Provided, however, if

a Schedule A Employee is

rehired and
becomes employed

by the

Employer after

2005, he

may thereafter
accrue

a

new

benefit

under

this

Plan

unrelated

to

the

cancelled
benefit.
(aaa)

For

a

Title

I-related

accrued

benefit

and

a

Title

IV-related
accrued

benefit,

the

present

value

will

be

determined
applying

the

rules

regarding

the

annuity

starting

date

and
the payment of interest as described in subsection (a)(i).
(bbb)

For a Title II-related accrued benefit, the present value shall be based

on the

value of

the Schedule

A Employee’s

Title
II-related cash balance account as of December 1, 2005.
(ccc)

If

a

Schedule

A

Employee

dies

after

electing

to

cancel
participation but before payment is made, the payment shall
be made to his estate on or before December 31, 2005.
(iii)

If

a

Schedule

A

Employee

is

rehired

after

2005

and

thereafter

accrues

a
benefit

in

this

Plan,

he

shall

not

be

considered

a

Schedule

A

Employee
with respect to such post-2005 accrued benefit.
(b)

Employees other

than Schedule

A Employees

-- With

respect to

Employees who
are not Schedule A Employees, the benefit under this Plan,

shall be calculated and
paid as follows:
(i)

Commencement --

Unless the

accrued benefit

has been

or will

be paid

on
account of the Employee’s

death as described in Section

III(b), the present
value

of

the

Employee’s

accrued

benefit

shall

be

paid

in

a

lump

sum

on
the

later

of:

the

Employee’s

Plan-age

55

or

the

first

day

of

the

seventh
calendar

month

after

the

Employee’s

Separation

from

Service;

but

in

no
event earlier than November 1, 2006.
(ii)

Annuity Starting Date for calculating the present value:
(aa)

If the applicable commencement date

for a Title

I-related or a Title
IV-related

accrued

benefit

is

the

first

day

of

the

seventh

calendar

Exhibit 10.10.1

month after Separation from Service,

the annuity starting date

used
in

calculating

the

present

value

shall

be

the

later

of:

the
Employee’s Plan-age

55 or the first

day of the first

calendar month
after

the

Employee’s

Separation

from

Service;

and

the

Plan

shall
pay

interest

from

the

annuity

starting

date

to

the

commencement
date

at

the

6

month

T-Bill

rate

(as

determined

by

the

Plan
Administrator)

in

effect

on

the

annuity

starting

date.

If

the
applicable

commencement

date

for

a

Title-II-related

accrued
benefit

is

the

first

day

of

the

seventh

calendar

month

after
Separation from Service, the annuity starting date shall be the same as the commencement date.
(bb)

Except as

provided in

the second

sentence of

this subsection

(bb),
if

the

applicable

commencement

date

is

the

Employee’s

Plan-age
55

or

November

1,

2006,

the

annuity

starting

date

used

in
calculating

the

present

value

shall

be

the

same

as

the
commencement

date.

Provided,

however,

in

the

case

of

an
Employee

whose

Separation

from

Service

is

in

2006

and

whose
commencement

date

under

this

Plan

is

November

1,

2006,

the
annuity starting

date used

in calculating

the present

value shall

be
the later of:

the Employee’s

Plan-age 55 or the

first day of

the first
calendar month after

the Employee’s

Separation from Service;

and
the Plan

shall pay

simple interest

from the

annuity starting

date to
November

1,

2006,

at

the

6

month

T-Bill

rate

(as

determined

by
the Plan Administrator) in effect on the annuity starting date.
(iii)

Except

as

specifically

provided

in

subsections

(b)(ii)(aa)

and

(bb),

the
Plan shall

not make

an adjustment

of the

benefit to

reflect the

time value
of money if there is delay in paying the benefit for any reason.

SECTION VI.

Method of Providing Benefits.
(a)

Nonsegregation.

Amounts

deferred

pursuant

to

this

Plan

and

the

crediting

of
amounts

to

a

Participant’s

Deferred

Compensation

Accounts

shall

represent

the

Exhibit 10.10.1

Company’s

unfunded

and

unsecured

promise

to

pay

compensation

in

the

future.

With

respect to

said

amounts,

the

relationship

of the

Company

and

a

Participant
shall be

that of

debtor and

general unsecured

creditor.

While the

Company may
make investments for

the purpose of

measuring and meeting

its obligations under
this Plan

such investments shall

remain the sole

property of

the Company

subject
to claims of its creditors generally, and shall not be deemed to form or be included in any part of the Deferred Compensation Accounts.
(b)

Funding.

It is

the intention

of the

Company that

this

Plan

shall be

unfunded for
federal tax

purposes and

for purposes

of Title

I of

ERISA.

All amounts

payable
under this

Plan

shall

be paid

solely

from

the

general assets

of

the

Company

and
any rights accruing to a Participant or Beneficiary under this Plan shall be those of
a

general

creditor;

provided,

however,

that

the

Company

may

establish

one

or
more

grantor

trusts

to

satisfy

part

or

all

of

the

Company's

Plan

payment
obligations so long as this

Plan remains unfunded for purposes of

sections 201(2),
301(a)(3), and 401(a)(1) of ERISA.
(c)

Effect

of

Taxation.

If

a

portion

of

a

Participant’s

Benefits

under

the

Plan

is
includible

in

income

under

Code

section

409A,

such

portion

shall

be

distributed
immediately to the Participant.
(d)

Acceleration of Payment of Benefits.

Notwithstanding any other provision of this
Plan to

the contrary,

except as

provided

in Section

XI(g) and

below,

in no

event
shall this

Plan permit

the acceleration

of the

time or

schedule of

any payment

or
distribution

under this

Plan, except

that

the

Plan

Administrator

may

accelerate

a
payment or distribution under this Plan to

comply with a certificate of divestiture,
as provided

in section

1.409A-3(j)(4)(iii) of

the Treasury

regulations.

Moreover,
if a

portion of

a

Participant's

Benefit (and

earnings,

gains, and

losses

thereon) is
includible

in

income

under

Code

section

409A,

then

such

portion

shall

be
distributed

immediately

to

the

Participant

in

accordance

with

section

1.409A-
3(j)(4)(vii) of the Treasury regulations.

SECTION VII.

Nonassignability.

Exhibit 10.10.1

The

interest

of

a

Participant

or

his

Beneficiary

or

Beneficiaries

hereunder

may

not

be
sold,

transferred,

assigned,

or

encumbered

in

any

manner,

either

voluntarily

or
involuntarily,

and

any

attempt

so

to

anticipate,

alienate,

sell,

transfer,

assign,

pledge,
encumber, or

charge the

same shall be null

and void; neither

shall the Benefits

hereunder
be

liable

for

or

subject

to

the

debts,

contracts,

liabilities,

engagements,

or

torts

of

any
person

to

whom

such

Benefits

or

funds

are

payable,

nor

shall

they

be

an

asset

in
bankruptcy or subject to garnishment, attachment, or other legal or equitable proceedings.

SECTION VIII.

Administration.
(a)

The

Plan

shall

be

administered

by

the

Plan

Administrator.

The

Plan
Administrator may

delegate to

employees of

the Company

or any

member of

the
Controlled

Group

the

authority

to

execute

and

deliver

such

instruments

and
documents,

to

do

all

such

acts

and

things,

and

to

take

such

other

steps

deemed
necessary,

advisable, or

convenient for

the effective

administration of

the Plan

in
accordance

with

its

terms

and

purpose,

except

that

the

Plan

Administrator

may
not

delegate

any

discretionary

authority

with

respect

to

substantive

decisions

or
functions regarding

the Plan

or Benefits

under the

Plan.

The Plan

Administrator
may designate

a third

party to

provide services

that may

include record

keeping,
Participant accounting, Participant communication, payment of installments to the
Participant,

tax

reporting,

and

any

other

services

specified

in

an

agreement

with
such third

party.

The Plan

Administrator may

adopt such

rules, regulations,

and
forms

as

deemed

desirable

for

administration

of

the

Plan

and

shall

have

the
discretionary

authority

to

allocate

responsibilities

under

the

Plan

to

such

other
persons

as

may

be

designated.

The

Plan

Administrator

shall

have

absolute
discretion

in

carrying

out

its

responsibilities,

and

all

interpretations,

findings

of
fact

and

resolutions

described

herein

which

are

made

by

the

Plan

Administrator
shall be binding, final and conclusive on all parties.

The Plan

Administrator

and his

or her

delegates shall

serve without

bond
and without

compensation for

services under

this Plan.

All expenses

of the

Plan
Administrator and his or her delegates for services under this Plan shall be paid by the

Company.

None

of

the

Plan

Administrator

or

his

or

her

delegates

shall

be

Exhibit 10.10.1

liable

for

any

act

or

omission

on

his

or

her

own

part

excepting

his

or

her

own
willful

misconduct.

Without

limiting

the

generality

of

the

foregoing,

any

such
decision

or

action

taken

by

the

Plan

Administrator

or

his

or

her

delegates

in
reliance

upon

any

information

supplied

by

an

officer

of

the

Company,

the
Company's

legal

counsel,

or

the

Company's

independent

accountants

in
connection

with

the

administration

of

this

Plan

shall

be

deemed

to

have

been
taken in good faith.
(b)

Any

claim

for

benefits

hereunder

shall

be

presented

in

writing

to

the

Plan
Administrator

for

consideration,

grant

or

denial.

In

the

event

that

a

claim

is
denied in

whole or

in part

by the

Plan Administrator,

the claimant,

within ninety
days

of

receipt

of

said

claim

by

the

Plan

Administrator,

shall

receive

written
notice of denial.

Such notice shall contain:
(1)

a statement of the specific reason or reasons for the denial;
(2)

specific

references

to

the

pertinent

provisions

hereunder

on

which

such
denial is based;
(3)

a description of any additional material or information necessary to perfect the

claim

and

an

explanation

of

why

such

material

or

information

is
necessary; and
(4)

an

explanation

of

the

following

claims

review

procedure

set

forth

in
paragraph (c) below.
(c)

Any

claimant

who

feels

that

a

claim

has

been

improperly

denied

in

whole

or

in
part

by

the

Plan

Administrator

may

request

a

review

of

the

denial

by

making
written application to

the Trustee.

The claimant

shall have

the right

to review

all
pertinent documents

relating to

said claim

and to

submit issues

and comments

in
writing

to

the

Trustee.

Any

person

filing

an

appeal

from

the

denial

of

a

claim
must

do

so

in

writing

within

sixty

days

after

receipt

of

written

notice

of

denial.

The

Trustee

shall

render

a

decision

regarding

the

claim

within

sixty

days

after
receipt of

a request

for review,

unless special

circumstances require

an extension
of

time

for

processing,

in

which

case

a

decision

shall

be

rendered

within

a
reasonable time, but not later than 120

days after receipt of the request for

review.

The decision

of the

Trustee

shall be

in writing

and, in

the case

of the

denial of

a

Exhibit 10.10.1

claim in whole

or in part,

shall set forth

the same

information as is

required in

an
initial notice of denial by the Plan

Administrator, other than an

explanation of this
claims

review procedure.

The

Trustee

shall

have absolute

discretion

in

carrying
out its responsibilities to make

its decision of an appeal,

including the authority to
interpret and construe the terms hereunder, and all interpretations, findings of fact, and the decision

of the Trustee

regarding the appeal

shall be final,

conclusive and
binding on all parties.
(d)

Compliance

with

the

procedures

described

in

paragraphs

(b)

and

(c)

shall

be

a
condition precedent to the filing of any

action to obtain any benefit or

enforce any
right which any

individual may claim

hereunder.

Notwithstanding anything to

the
contrary

in

this

Plan,

these

paragraphs

(b),

(c)

and

(d)

may

not

be

amended
without

the

written

consent

of

a

seventy-five

percent

(75%)

majority

of
Participants

and

Beneficiaries

and

such

paragraphs

shall

survive

the

termination
of this Plan until all benefits accrued hereunder have been paid.
(e)

Any payment to a Participant or Beneficiary,

all in accordance with the provisions
of

this

Plan,

shall

to

the

extent

thereof

be

in

full

satisfaction

of

all

claims
hereunder

against

the

Plan

Administrator,

the

Company

and

all

Participating
Subsidiaries,

any

of

which

may

require

such

Participant

or

Beneficiary

as

a
condition to

such payment

to execute

a receipt

and

release therefor

in such

form
as shall be

determined by the

Plan Administrator,

the Company or

a Participating
Subsidiary.

If a

receipt and

release is

required and

the Participant

or Beneficiary
(as

applicable)

does

not

provide

such

receipt

and

release

in

a

timely

enough
manner

to

permit

a

timely

distribution

in

accordance

with

the

general

timing

of
distribution

provisions

in

this

Plan,

the

payment

of

any

affected

distribution(s)
shall be forfeited.
(f)

Benefits under

this Plan

will be

paid only

if the

Plan Administrator

decides in

its
discretion

that

a

Participant

or

Beneficiary

is

entitled

to

the

Benefits.

Notwithstanding

the

foregoing

or

any

provision

of

this

Plan,

a

Participant

(or
other claimant)

must exhaust

all administrative

remedies set

forth in

this

Section
VIII

or

otherwise

established

by

the

Plan

Administrator

before

bringing

any
action

at

law

or

equity.

Any

claim

based on

a

denial of

a

claim

under this

Plan

Exhibit 10.10.1

must be brought

no later

than the date

which is two

(2) years after

the date

of the
final denial of a claim under this Section VIII.

Any claim not brought within such
time shall be waived and forever barred.

SECTION IX.

Rights of Employees and Participants.
Nothing

contained in

the

Plan

(or

in

any

other

documents

related

to

this

Plan

or

to

any
Benefit

under

the

Plan)

shall

confer

upon

any

Employee

or

Participant

any

right

to
continue in the employ or

other service of the Company

or any member of the

Controlled
Group

or

constitute

any

contract

or

limit

in

any

way

the

right

of

the

Company

or

any
member of

the Controlled

Group to

change such

person's compensation

or other

benefits
or position or to terminate the employment of such person with or without cause.

SECTION X.

Amendment and Termination.

The Board reserves

the right

to amend this

Plan from time

to time,

to terminate this

Plan
entirely

at

any

time,

and

to

delegate

such

authority

as

the

Board

deems

necessary

or
desirable;

provided,

however,

that

no

amendment

may

affect

the

balance

in

a
Participant’s

account on

the effective

date

of

the

amendment; and,

further

provided, the
Company shall remain

liable for any

Benefits accrued under

this Plan prior

to the date

of
amendment or termination.

SECTION XI.

Miscellaneous Provisions.

(a)

Except

as

otherwise

provided

herein,

the

Plan

shall

be

binding

upon

the
Company,

its successors and

assigns, including but

not limited to

any corporation
which may acquire all or

substantially all of the Company's

assets and business or
with or into which the Company may be consolidated or merged.
(b)

The

Plan

shall

be

construed,

regulated,

and

administered

in

accordance

with

the
laws of the State of Texas

except to the extent that said laws have been preempted
by

the

laws

of

the

United

States.

The

forum

and

venue

for

any

suit

brought
regarding any claim under this Plan shall be in Harris County, Texas.

Exhibit 10.10.1

(c)

If

any

provision

of

this

Plan

shall

be

held

illegal

or

invalid

for

any

reason,

said
illegality

or

invalidity

shall

not

affect

the

remaining

provisions

hereof;

instead,
each

provision

shall

be

fully

severable,

and

this

Plan

shall

be

construed

and
enforced as if said illegal or invalid provision had never been included herein.
(d)

For

purposes

of

this

Plan,

electronic

communications

and

signatures

shall

be
considered to be

in writing if

made in conformity

with procedures which

the Plan
Administrator may adopt from time to time.
(e)

The

Plan

Administrator,

in

its

sole

discretion,

may

direct

that

a

payment

to

be
made

to

an

incompetent

or

disabled

person,

whether

because

of

minority

or
mental

or

physical

disability,

instead

be

made

to

the

guardian

or

legal
representative

of

such

person

or

to

the

person

having

custody

of

such

person
(unless prior

claim therefor

shall have

been made

by a

duly qualified

guardian or
other

legal

representative),

without

further

liability

either

on

the

part

of

the
Company

or

a

Participating

Subsidiary

or

the

Plan

for

the

amount

of

such
payment

to

the

person

on

whose

benefit

such

payment

is

made.

Any

payment
made

in

accordance

with

the

provisions

of

this

provision

shall

be

a

complete
discharge

of

any

liability

of

the

Company,

its

Subsidiaries,

and

this

Plan

with
respect to the Benefits so paid.
(f)

Payment

of

Plan

Benefits

may

be

subject

to

administrative

or

other

delays

that
result

in

payment

to

the

Participant

or

his

beneficiaries

on

a

date

later

than

the
date

specified in

this

Plan

or

the

Participant's

Election Form.

Any

such

payment
delays

will

comply

with

Code

section

409A

of

the

Code,

including

without
limitation

section

1.409A-2(b)(7)

of

the

Treasury

regulations.

No

Participant

or
Beneficiary

shall

be

entitled

to

any

additional

earnings

or

interest

in

respect

of
any such payment delays, nor shall any Participant or Beneficiary be provided any election with respect to the timing of any delayed payment.
(g)

If

all

or

any

part

of

any

Participant's

or

Beneficiary's

Benefits

hereunder

shall
become subject to any estate, inheritance, income, employment or other tax which
the

Company

shall

be

required

to

pay

or

withhold,

the

Company

shall

have

the
full power

and authority

to withhold

and pay

such tax

out of

any monies

or other
property

held

for

the

account

of

the

Participant

or

Beneficiary

whose

interests

Exhibit 10.10.1

hereunder

are

so

affected

(including,

without

limitation,

by

reducing

and
offsetting the

Participant's or

Beneficiary's account

balance). Prior

to making

any
payment,

the

Company

may

require

such

releases

or

other

documents

from

any
lawful taxing authority as it shall deem necessary or desirable.
(h)

No

amount

accrued

or

payable

hereunder

shall

be

deemed

to

be

a

portion

of

an
Employee's

compensation

or

earnings

for

the

purpose

of

any

other

employee
benefit

plan

adopted

or

maintained

by

the

Company,

nor

shall

this

Plan

be
deemed to amend or modify the provisions of the Retirement Plan.
(i)

This

Plan

is

intended

to

meet

the

requirements

of

Code

section

409А,

as
applicable,

in

order

to

avoid

any

adverse

tax

consequences

resulting

from

any
failure

to

comply

with

Code

section

409А

and,

as

a

result,

this

Plan

shall

be
operated

in

a

manner

consistent

with

such

compliance.

Except

to

the

extent
expressly set forth in this

Plan, the Participant (and/or the Participant's

Beneficiary,
as applicable)

shall have

no right

to dictate

the taxable

year in

which any

payment
hereunder that is subject to Code section 409А should be paid.
(j)

At the Effective

Time, certain

active employees of

Phillips 66 and

members of its
controlled

group

ceased

to

participate

in

the

Plan,

and

the

liabilities,

including
liabilities related to

benefits grandfathered from Code

section 409A (
i.e. , amounts
deferred

and

vested

prior

to

January

1,

2005),

for

these

participant's

benefits
under the Plan were transferred to the members of the Phillips 66 controlled group
and

continued

as

the

Phillips

66

Key

Employee

Supplemental

Retirement

Plan.

ConocoPhillips

distributed its

interest

in

Phillips

66

to

its

shareholders

as

of

the
Distribution.

Notwithstanding

Section

X,

on

and

after

the

Effective

Time,

the
Company,

ConocoPhillips,

other

members

of

the

Controlled

Group

(as
determined after

the Distribution),

the Plan,

any directors,

officers,

or employees
of

any

member

of

the

Controlled

Group

(as

determined

after

the

Distribution),
and

any

successors

thereto,

shall

have

no

further

obligation

or

liability

to,

or

on
behalf

of,

any

such

participant

with

respect

to

any

benefit,

amount,

or

right
transferred

to

or

due

under

the

Phillips

66

Key

Employee

Supplemental
Retirement Plan.

Exhibit 10.10.1

SECTION XI.

Effective Date of the Restated Plan.
The

ConocoPhillips

Key

Employee

Supplemental

Retirement

Plan

is

hereby

amended
and restated as set forth in

this 2020 Amendment and Restatement

effective as of January
1, 2020 and conditioned on the occurrence of the Distribution.

Executed this ____ day of December 2019, by a duly authorized officer of the Company.

Heather G. Sirdashney
Vice President, Human Resources

KESRP

2020 Restatement

12-19-2019

Exhibit 10.10.1

APPENDIX A
SELECT NEW HIRES TO

CONOCOPHILLIPS KEY EMPLOYEE SUPPLEMENTAL

RETIREMENT
PLAN

For Select New Hires, as set forth in

resolutions adopted from time to time by

the Human
Resources and Compensation

Committee of the

Board of Directors of

ConocoPhillips, or
its successor, the following provisions apply:
1.

The

Select

New

Hire

will,

effective

on

the

first

day

of

employment

with

the
Controlled

Group,

become

a

Participant

in

the

ConocoPhillips

Key

Employee
Supplemental

Retirement

Plan.

In

addition

to

the

benefits

provided

under

the

Plan,

the
Select New Hire will be eligible for a further benefit

(the "Further Benefit"), calculated in
accordance with the provisions of this Appendix.
2.

Further Benefit shall

mean the difference

between the Putative

Title I

Benefit and
the

Offsetting

Benefits,

both

as

described

below.

In

determining

the

Further

Benefit,
paragraphs (f) and (g) of the Plan shall apply.

3.

The Putative Title I Benefit shall mean the sum of (i), (ii), and (iii) below:

(i.)

The difference

between the

Select New

Hire's total

accrued benefit

under
Title

I

and

his

actual

accrued

benefit

under

Title

I.

For

this

purpose,

a
Select New Hire's

total accrued benefit

under Title

I is the

accrued benefit
he would

have if

his accrued

benefit under

Title

I were

determined under
the terms of Title I but with the following modifications:
(aa)

Include

in

Annual

Earnings

an

award

under

the

Incentive
Compensation Plan

which the

Select New

Hire deferred

under the
terms of KEDCP.

Include such award in the calendar year in which
the

award

would

have

been

paid

to

the

Select

New

Hire

if

it

had
not been deferred.

(bb)

Include in Annual Earnings salary that would have been paid to the
Select New Hire but for

the fact that he voluntarily

elected to defer
receipt

of

that

salary

under

the

terms

of

KEDCP.

Include

the

Exhibit 10.10.1

deferred

salary

in

Annual

Earnings

in

the

calendar

year

in

which
the salary would have been paid had it not been deferred.
(cc)

Include in Annual Earnings

the initial value

of a restricted stock

or
restricted stock unit award under

the Incentive Compensation Plan.
Include

that

value

in

Annual

Earnings

in

the

calendar

year

in
which the award was granted.
(dd)

Include

in

Annual

Earnings

the

value

of

any

special

award
specified by the Committee under the

terms of the special

award to
be included for

Annual Earnings purposes

under Title

I in the

year
in

which

any

applicable

restrictions

on

the

award

lapse

or,

if
deferred,

in

the

year

in

which

any

applicable

restrictions

would
have lapsed absent an election to defer.
(ee)

Disregard the

limitations on

compensation related

to Code

section
401(a)(17).
(ff)

Disregard the limitation on benefits related to Code section 415.
(gg)

If

the

Select

New

Hire

is

eligible

to

receive

benefits

under

the
ConocoPhillips

Executive

Severance

Plan

or

under

the
ConocoPhillips Key

Employee Change in

Control Severance

Plan,
include in

Annual Earnings

an amount

determined by

dividing the
Select New

Hire's Salary

by 4.3333

times the

number of

weeks or
partial

weeks

from

the

date

the

Select

New

Hire's

employment
ends with the

Employer to

the end

of that

calendar year.

Provided,
however, this

subsection (gg) shall

be disregarded to

the extent the
benefit

created

solely

by

operation

of

this

subsection

(gg)

is
provided under the terms of Title 1.
(hh)

Determine service credited

for purposes of

benefit accrual as

if the
Select

New

Hire

had

originally

been

employed

by

the

Controlled
Group

on

the

date

that

the

Select

New

Hire

began

employment
with the

company with

which the

Select New

Hire was

employed
immediately prior to becoming employed by the Controlled Group.

Exhibit 10.10.1

(ii.)

In the

case of

a Select

New Hire

who terminated

employment on

or after
February

8,

1993,

the

Title

I-related

accrued

benefit

shall

include

an
additional supplemental accrued benefit calculated under the terms of Title
I,

but

disregarding

the

limitation

on

compensation

that

is

taken

into
account, using as final average earnings

the difference, if any,

between the
Total

Final

Average

Earnings

and

the

Final

Average

Earnings

used

in
Title 1.
(iii.)

The Title

I-related accrued

benefit shall

also include

any benefit

provided
under Section IV of this Plan.
4.

The

Offsetting

Benefits

shall

mean

any

benefit,

other

than

the

Further

Benefit,
provided

to

the

Select

New

Hire

under

a

defined

benefit

plan

of

ConocoPhillips,
including but not

limited to the ConocoPhillips

Retirement Plan (and any

successor plan)
and the ConocoPhillips Key Employee

Supplemental Retirement Plan (and any

successor
plan), together with any

benefit provided to the

Select New Hire under

a "defined benefit
plan"

(as

defined

in

section

3(35)

of

the

Employee

Retirement

Income

Security

Act

of
1974, as amended

(ERISA)), including

any such

plan regardless of

whether it

might also
be

considered

an

"excess

benefit

plan"

as

defined

in

section

3(36)

of

ERISA,

of

the
company by which the Select New

Hire was employed immediately prior

to becoming an
employee of

the Controlled

Group. In

determining the

value of

a benefit

provided by

an
employer

which

is

not

a

member

of

the

Controlled

Group,

the

Plan

Administrator

may
make any reasonable assumptions necessary and

use such information as may be

publicly
available, provided by

such employer,

or provided by

the Select New

Hire, although

it is
within the

discretion of

the Plan

Administrator to

determine which

such information

and
assumptions

to

use

and

to

disregard

any

information

which

the

Plan

Administrator
considers invalid, incomplete, or otherwise suspect.
5.

Nothing in

this

Appendix is

intended to

affect the

other operations

or provisions
of the Plan. If the

Select New Hire is,

under the provisions

of the Plan, otherwise

eligible
to

participate

in

the

Plan,

the

Select

New

Hire

will

do

so

in

accordance

with

those
provisions.

Exhibit 10.10.1

Schedule A

Name

Employee
Number
BUSH, BRUCE ASHBY

123432
FORD, RONALD F

280903
GILL, DAVID

CLINTON

311219
HAGENSON, RANDY L

341865
BRAND, KAREN FLENNIKEN

365245
KREMER, DON F

492288
LAMPERT,

HARRY T

498780
DAVIDSON,

LINDA LAWSON

507761
MCKEE, JOSEPH MASON

580382
MOORE, STANLEY WAYNE

118400
MULLENS, PATRICK

O

624406
RISLEY,

ALLYN WAYNE

735419
SIGLER III, CARL BENJAMIN

793759
SIMPSON, JAMES ALEX

796245
SMITH, ALBERT GORIN, JR.

802659
SQUIRES, TOMMY DALE

824971
BALL, REBECCA P

880394
WISZNEAUCKAS, ERIC COOK

961604
WREN, CHRISTOPHER LYNDE

970988
MACKLIN, DONALD L

541514
JOHNSON, DAVID ALAN

898304
HARPER, MARK R

483674
PARKER, CHARLES M

615208
NELSON, DAVID

016221
DURBIN, JOHN E

017871
LINES, JOHN F

012019
LOFTUS, THOMAS A. III

017554
JAMES, FRANCIS H

013118
MADISON, PAUL A.

015570
SPOON, MARK J.

018451
GRIMMER, PAUL J

015564

Exhibit 10.10.1

Schedule B

Name

Employee Number
Kennedy, Shawn R.

897261
O’Connell, Patrick J.

302463

Exhibit 10.10.1

Schedule C

Name

Employee Number
Midkiff, Kevin L.

108989
Stansbury, Jeffery N.

109404
Casey B. Jones

18303